FILER:
   COMPANY DATA:
   -------------
            COMPANY CONFORMED NAME:              PACIFIC PREMIER BANCORP, INC.
            CENTRAL INDEX KEY:                   0001028918
            STANDARD INDUSTRIAL CLASSIFICATION:  SAVINGS INSTITUTION,
                                                 FEDERALLY CHARTERED
            IRS NUMBER:                          33-0743196
            STATE OF INCORPORATION               DE
            FISCAL YEAR END:                     231

   FILING VALUES:
   -------------
            FORM TYPE:                           8-K
            SEC ACT:                             1934 ACT
            SEC FILE NUMBER:                     0-22193

   BUSINESS ADDRESS:
            STREET 1:                            1600 SUNFLOWER AVE, 2nd FLOOR
            CITY:                                COSTA MESA
            STATE:                               CA
            ZIP:                                 92626
            BUSINESS PHONE:                      7144314000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 29, 2004

                          PACIFIC PREMIER BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22193
                                     --------
                              (Commission File No.)

                DELAWARE                                33-0743196
---------------------------------------------  --------------------------------
(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)


             1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 431-4000
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated January 29, 2004 with respect to the Registrant's financial results for the fourth quarter and year ended December 31, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

          The following information is furnished pursuant to Item 9, "Regulation FD Disclosure".

          On January 29, 2004, Pacific Premier Bancorp, Inc. (PPBI) issued a press release setting forth PPBI's fourth quarter 2003 and year ended December 31, 2003 earnings. A copy of PPBI's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PACIFIC PREMIER BANCORP, INC.



Dated:  January 29, 2004                    By:      /s/ STEVEN R. GARDNER
                                                     ---------------------
                                                     Steven R. Gardner
                                                     President/CEO/COO